UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2002

MICHAEL FOODS, INC

(Exact name of registrant as specified in its charter)

MINNESOTA

(State or other jurisdiction of incorporation)

333-63722	41-0498850
(Commission File Number)	(IRS Employer Identification No.)

401 CARLSON PARKWAY, SUITE 300

MINNETONKA, MINNESOTA

55305

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (952) 258-4000

5353 WAYZATA BLVD., SUITE 324

MINNEAPOLIS, MINNESOTA  55416

(Former name or former address, if changed since last report)

Item 4. Changes To Registrant’s Certifying Accountant.

On August 23, 2002, Michael Foods, Inc., a Minnesota corporation (the “Company”), determined not to continue to engage Grant Thornton LLP (“Grant Thornton”) as its independent auditor and appointed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as its new independent auditor for the fiscal year ending December 31, 2002.  This determination followed the decision of the Company’s Audit Committee, upon the recommendation of the Company’s equity sponsors, to seek proposals from other independent auditing firms to audit the Company’s financial statements for fiscal 2002.  The decision not to renew the engagement of Grant Thornton and to retain PricewaterhouseCoopers as the Company’s independent auditor for fiscal 2002 was approved by the Company’s Board of Directors upon the recommendation of the Audit Committee. The decision not to retain Grant Thornton is not a reflection of Grant Thornton’s capabilities or quality of service to the Company. Grant Thornton has provided quality service and demonstrated a high level of professionalism throughout their relationship with the Company.

Grant Thornton’s reports on the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and December 31, 2000, and through the date of this Form 8-K, there were no disagreements with Grant Thornton on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years.  None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s two most recent fiscal years and the subsequent interim period through the date of this Form 8-K.

The Company provided Grant Thornton with a copy of the disclosures in the preceding paragraph. A letter from Grant Thornton to the Securities and Exchange Commission dated August 23, 2002 stating its agreement with these statements is attached as Exhibit 16.1.

During the fiscal years ended December 31, 2001 and 2000, and through the date of the Board’s decision to engage PricewaterhouseCoopers, the Company did not consult PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events described under Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

16.1 Letter from Grant Thornton LLP to the Securities and Exchange Commission dated August 23, 2002.

99.1 Michael Foods, Inc. news release dated August 23, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Michael Foods, Inc.

Date: August 23, 2002

By:	/s/ John D. Reedy
Executive Vice President

Exhibit Index

Exhibit Number	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated August 23, 2002.

99.1	Michael Foods, Inc. news release dated August 23, 2002.